UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 3, 2009

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 610 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 3, 2009, Vantage Drilling Company (the “Company”) entered into a loan agreement (the “Loan Agreement”) with F3 Capital (“F3”).  Hsin-Chi Su, a director of the Company, owns 100% of the outstanding equity of F3.  Under the terms of the Loan Agreement, F3 has agreed to make an unsecured loan to the Company in the principal amount of US$4.0 million.  All amounts outstanding will bear interest at an annual rate of 8% accruing daily and principal and accrued interest, under the Loan Agreement, unless accelerated, are due and payable on June 30, 2009.  The Company, with the consent of F3, may elect to pay amounts outstanding under the Loan Agreement into the Company’s ordinary shares, par value US$.001 per share (the “Ordinary Shares”) at a price equal to the average closing price of the Ordinary Shares as reported on the NYSE Alternext US for the five (5) trading days preceding such payment.  F3 may elect to convert amounts outstanding under the Loan Agreement into Ordinary Shares at a price equal to the closing price of the Ordinary Shares as reported on the NYSE Alternext US on the trading day preceding F3’s election to convert. The issuance of Ordinary Shares is subject to approval by the Company’s shareholders. The due date of amounts outstanding under the Loan Agreement may be accelerated for customary reasons including, but not limited to, the Company’s (i) failure to pay any amounts when due, (ii) breach of any terms of the Loan Agreement, or (iii) insolvency. On March 3, Vantage submitted F3 a notice of borrowing of the U.S. 4.0 million and F3 elected to convert such sum at $1.02, the closing price of Ordinary Shares on March 3, 2009. The funds will be used for general corporate purposes.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement which is filed as Exhibit 10.1, and is incorporated into this Current Report on Form 8-K by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information about the Loan Agreement under Item 1.01 Entry into a Material Definitive Agreement is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
10.1	Loan Agreement between F3 Capital and Vantage Drilling Company dated March 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 9, 2009

VANTAGE DRILLING COMPANY

/s/ Chris E. Celano
Chris E. Celano,
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Loan Agreement between F3 Capital and Vantage Drilling Company dated March 3, 2009